Exhibit 10.13

FIRST AMENDMENT

TO

EMPLOYMENT AGREEMENT

This First Amendment (the “First Amendment”) to that certain Employment Agreement between Seres Therapeutics, Inc., a Delaware corporation (together with any successor thereto, the “Company”), and John G. Aunins, Ph.D. (the “Executive”) dated as of August 10, 2015 (the “Employment Agreement”) is made as of February 8, 2017 (the “Amendment Date”), by and between the Company and the Executive.

WHEREAS, the Company and the Executive desire to amend the terms of the Employment Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby agree to the following:

1.Amendment to the Employment Agreement.  Effective as of the Amendment Date, the Employment Agreement is hereby amended as follows:

(a)The second sentence of Section 2(b) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

“Executive’s annual incentive compensation under such incentive program (the “Annual Bonus”) shall be targeted at 40% of Executive’s Annual Base Salary.”

2.References.  The references to “this Agreement” in the Employment Agreement shall mean the Employment Agreement, as amended by this First Amendment.

3.No Other Amendment.  Except as expressly set forth in this First Amendment, the Employment Agreement shall remain unchanged and shall continue in full force and effect according to its terms.

4.Counterparts.  This First Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

5.Governing Law.  This First Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction).

6.Headings.  The headings in this First Amendment are for reference purposes only and will not in any way affect the meaning or interpretation of this First Amendment.

7.Entire Agreement.  This First Amendment constitutes the entire agreement among the parties concerning the subject matter hereof and supersedes any prior representations, understandings or agreements.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the Amendment Date.

SERES THERAPEUTICS, INC.

By:	/s/ Roger J. Pomerantz
Name:	Roger J. Pomerantz, M.D.
Title:	President, Chief Executive Officer and Chairman of the Board

EXECUTIVE

/s/ John G. Aunins
John G. Aunins

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